[LOGO] VITAL LIVING (TM)
        FROM NUTRACEUTICALS TO PHARMACEUTICALS(TM)

                                                           FOR IMMEDIATE RELEASE

                   VITAL LIVING REPORTS FINANCIAL PERFORMANCE
                             FOR THIRD QUARTER 2004

           RESULTS FOR CONTINUING OPERATIONS REFLECT 20-FOLD INCREASE IN REVENUES AND OVER 75% DROP IN LOSSES FOR THREE MONTH PERIOD

PHOENIX, ARIZ - (BUSINESSWIRE) - NOVEMBER 22, 2004 - Vital Living, Inc. (OTCBB:VTLV) today reported its financial results for the three and nine months, ended September 30, 2004.

Commenting on the results, Stuart A. Benson, Chief Executive Officer of the Company, stated, "We believe that the significant improvement in Vital Living's financial performance during the third quarter justifies our prior decision to focus the Company only on the development and marketing of our proprietary product mix. By disposing of those business interests that were not centered on this premise, we have eliminated, to a large degree, the monthly expenses that compromised us in the past and we feel we have begun to redirect the Company towards achieving a profitable future. We also hope that the national rollout of our X-Fat product over this holiday season will help the Company gain even greater footing in the competitive nutraceutical industry."

FOR THE THREE-MONTH PERIOD ENDED SEPTEMBER 30, 2004 COMPARED TO SAME THREE MONTH PERIOD ENDED SEPTEMBER 30, 2003:

      o Revenue from continuing operations increased 2513% to $1,061,025 from $40,600;

      o Net losses before discontinued operations decreased 76.2% to $2,719,949 from $11,437,637;

      o Losses from discontinued operations of $61,886 were offset by a gain on disposals of $663,126. This compared to losses from discontinued operations of $469,013 in the same period in 2003; and

      o Net losses available to common stockholders decreased 82.8% to $2,118,709, or $.03 loss per basic and diluted share, from net losses of $12,366,650, or $.36 loss per basic and diluted share, reported for the three months ended September 30, 2003.

FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2004 COMPARED TO SAME NINE MONTH PERIOD ENDED SEPTEMBER 30, 2003:

      o Revenues from continuing operations increased 2444% to $2,715,876 from $106,747;

      o Net losses before discontinued operations increased 35% to $19,507,912 from $14,446,601;

      o Losses from discontinued operations of $2,829,284 were offset by a gain on disposals of $663,126, which compared to losses from discontinued operations for the nine month period in 2003 of $589,546; and

      o Net losses available to common stockholders rose 32.5% to $22,050,669 from $16,642,800 reported for the same nine month reporting period in the prior year.

                           FINANCIAL CHARTS TO FOLLOW

VITAL LIVING, INC.

CONSOLIDATED BALANCE SHEETS

                                                                                         SEPTEMBER 30,       DECEMBER 31,
                                                                                             2004               2003
                                                                                         ------------        ------------
                                                                                          (UNAUDITED)
ASSETS
Current assets

         Cash and cash equivalents                                                       $    210,326        $  1,729,311
         Accounts receivable, trade; net of allowance for doubtful accounts of $31,013
              and $32,000, respectively                                                       349,944             371,586
         Accounts receivable, related parties                                                      --              67,000
         Inventory, net of reserve of $35,000 and $86,000, respectively                       510,803             557,005
         Marketable securities                                                              1,069,500                  --
         Prepaid expenses and other current assets                                            599,390           1,099,767
                                                                                         ------------        ------------
                  Total current assets                                                      2,739,963           3,824,669
                                                                                         ------------        ------------
Other assets
         Deferred debt issuance costs, net of accumulated amortization of $380,122 and
         $230,871, respectively                                                               836,385             985,636
         Property and equipment, net                                                          137,647             169,107
         Goodwill                                                                           3,226,416           4,178,932
         License agreement - GEOMATRIX(R), net                                             22,424,919          33,790,858
         License agreement - X-Fat(R), net                                                  3,775,322           3,990,504
         Marketing agreement, net                                                             192,061           3,533,226
         Other intangible assets, net                                                          15,483             188,992
         Other non-current assets                                                              28,909              46,308
                                                                                         ------------        ------------
                  Total other assets                                                       30,637,142          46,883,563
                                                                                         ------------        ------------
                  Total assets                                                           $ 33,377,105        $ 50,708,232
                                                                                         ------------        ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
         Accounts payable, trade                                                         $  1,899,853        $  1,691,602
         Accrued and other current liabilities                                              1,700,366           1,386,430
         Current portion of long-term debt                                                    585,140             584,571
         Notes payable, related parties                                                       161,833             260,045
                                                                                         ------------        ------------
                  Total current liabilities                                                 4,347,192           3,922,648
                                                                                         ------------        ------------

See accompanying notes to consolidated financial statements

Long-term debt, net of debt discount of $1,697,141 and $2,686,190, respectively             2,311,306           2,294,248
                                                                                         ------------        ------------
                  Total liabilities                                                         6,658,498           6,216,896
                                                                                         ------------        ------------

VITAL LIVING, INC.

CONSOLIDATED BALANCE SHEETS

                                                                                         SEPTEMBER 30,       DECEMBER 31,
                                                                                             2004               2003
                                                                                         ------------        ------------
                                                                                          (UNAUDITED)
Commitments and contingencies                                                                      --                  --
Stockholders' equity
         Preferredstock, $0.001 par value, 50,000,000 shares authorized:
                  Preferred stock - Series A, $0.001 par value, 10,000,000
                  shares authorized; 1,252,129 and 3,410,325 shares issued and outstanding,
                  respectively                                                                     --               3,410
                  Preferred stock - Series B, $0.001 par value, 1,000,000 shares
                  authorized; no and 1,000,000 shares issued and outstanding                       --               1,000
                  Preferred stock - Series C, $0.001 par value, 3,000,000 shares
                  authorized; 500,000 shares issued and outstanding                               500                 500
                  Preferred stock - Series D, $0.001 par value, 1,000,000 shares
                  authorized; 1,000,000 shares issued and outstanding                           1,000               1,000
         Additional paid-in capital - preferred                                               303,804           8,389,210
         Discount on preferred stock - unamortized                                                 --            (126,599)
         Common stock, $0.001 par value, 150,000,000 shares authorized; 76,361,092 and
         58,269,466 shares issued and outstanding, respectively                                79,360              58,269
         Additional paid-in capital - common                                               86,344,105          74,268,229
         Stock, options, and warrants - unamortized                                          (433,936)           (597,042)
         Treasury stock, 424,000 shares at cost                                               (72,280)            (72,280)
         Accumulated other comprehensive income                                               (48,893)            (42,640)
         Retained deficit                                                                 (59,455,053)        (37,391,721)
                                                                                         ------------        ------------
                  Total stockholders' equity                                               26,718,607          44,491,336
                                                                                         ------------        ------------
                  Total liabilities and stockholders' equity                             $ 33,377,105        $ 50,708,232
                                                                                         ------------        ------------

VITAL LIVING, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                     THREE MONTHS ENDED               NINE MONTHS ENDED
                                                        SEPTEMBER 30,                   SEPTEMBER 30,
                                                ----------------------------    ----------------------------
                                                    2004           2003             2004            2003
                                                ------------    ------------    ------------    ------------
Revenue                                         $  1,061,025    $     40,600    $  2,715,876    $    106,747
Cost of goods sold                                   557,840          28,432       1,320,705          62,552
                                                ------------    ------------    ------------    ------------
         Gross profit                                503,185          12,168       1,395,171          44,195
                                                ------------    ------------    ------------    ------------
Administrative expenses
         Salaries and benefits                       201,571       8,941,109         881,672      10,790,436
         Professional and consulting fees            535,617       1,285,166       1,242,290       2,029,280
         Selling, general and administrative         481,653         459,183       1,318,233         581,062
         Research and development                    283,430          83,889         886,991         361,412
         Depreciation and amortization             1,224,218         603,610       3,681,739         633,235
         Impairment of goodwill and other
              intangible assets                           --              --      11,272,000              --
                                                ------------    ------------    ------------    ------------
         Total administrative expenses             2,726,489      11,372,957      19,282,925      14,395,425
                                                ------------    ------------    ------------    ------------
Net loss from continuing operations               (2,223,304)    (11,360,789)    (17,887,754)    (14,351,230)
Other income (expense)                              (496,645)        (76,848)     (1,620,158)        (95,371)
                                                ------------    ------------    ------------    ------------
Net loss before discontinued operations           (2,719,949)    (11,437,637)    (19,507,912)    (14,446,601)
                                                ------------    ------------    ------------    ------------
Discontinued operations
               (Loss) from operations                (61,886)       (469,013)     (2,829,284)       (589,546)
               Gain on disposals                     663,126         663,126              --
                                                ------------    ------------    ------------    ------------
Gain (loss) from discontinued operations             601,240        (469,013)     (2,166,158)       (589,546)
                                                ------------    ------------    ------------    ------------
Net loss                                           2,118,709     (11,906,650)    (21,674,070)    (15,036,147)
                                                ------------    ------------    ------------    ------------
Preferred stock dividend                                  --        (460,000)       (376,599)     (1,606,653)
                                                ------------    ------------    ------------    ------------
Net loss available to common stockholders       $ (2,118,709)   $(12,366,650)   $(22,050,669)              $
                                                                                                 (16,642,800)
                                                ------------    ------------    ------------    ------------
Earnings Per Share
        (Loss) before discontinued operations   $      (0.04)   $      (0.34)   $      (0.31)   $      (0.60)
        Gain (loss) from discontinued
     operations                                         0.01           (0.01)          (0.03)          (0.02)
        Preferred stock dividend                          --           (0.01)          (0.01)          (0.07)
                                                ------------    ------------    ------------    ------------
Basic and diluted loss per share available to   $      (0.03)   $      (0.36)   $      (0.35)   $      (0.69)
     common stockholders
                                                ============    ============    ============    ============
Weighted average basic and diluted common         67,618,927      33,902,178      63,115,110      24,183,453
     stock outstanding

ABOUT VITAL LIVING, INC.

Headquartered in Phoenix, Arizona, Vital Living develops or licenses nutraceuticals and markets them for distribution through physicians, medical groups, chiropractic offices and retail outlets. Vital Living develops and tests its nutraceuticals in collaboration with leading medical experts in the nutraceuticals field and has designed them to be incorporated by physicians into a standard physician-patient program in which patients supplement doctor-prescribed pharmaceuticals with its nutraceuticals.

Vital Living is developing unique, safe and naturally derived nutritional products, utilizing advanced drug-delivery technologies, including the Geomatrix(R) technology through its affiliation with SkyePharma PLC. The Geomatrix(R) technology has been provided exclusively for Vital Living's pharmaceutical development in China, and the development of nutraceuticals on a global basis.

For more information on the Company, please visit www.vitalliving.com.

Except for any historical information, the matters discussed in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Company expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements, including the Company's ability to continue to successfully market and provide its products and services and maintain their effectiveness, the continuation of the arrangements with the Company's product development partners, the ability of the company to meet its financial projections, and general economic conditions. Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information or otherwise.

               FOR MORE INFORMATION ON THE COMPANY, PLEASE CONTACT
                      ELITE FINANCIAL COMMUNICATIONS GROUP
         ANDREA STRITTMATTER, 407-585-1080 OR VIA EMAIL AT VTLV@EFCG.NET

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